UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):              February 25, 2002

                         BEARTOOTH PLATINUM CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                             Yukon Territory, Canada
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                 (State or Other Jurisdiction of Incorporation)


      000-20072                                          82-0465571
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(Commission File Number)                       (IRS Employer Identification No.)


     3rd Floor, 10190-152A Street, Surrey, British Columbia, Canada V3R 1J7
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          (Address of Principal Executive Offices)               (Zip Code)


                                 (604) 580-5907
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              (Registrant's Telephone Number, Including Area Code)

                         Idaho Consolidated Metals Corp.
                          Suite 225 - 4299 Canada Way
                         Burnaby, B.C., Canada V5G 1H3
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          (Former Name or Former Address, If Changed Since Last Report)

Item 5.        Other Events and Regulation FD Disclosure

               Beartooth Platinum Corporation (the "Company"), a "small business issuer," as defined in U.S. federal securities law, filed with the Commission on March 6, 2002, a current report on Form 8-K (under the Company's prior name, Idaho Consolidated Metals Corp.) stating that the Company is a "foreign private issuer" under such law and accordingly planned to file the reports required to be filed by foreign private issuers by the Securities Exchange Act of 1934 (the "Exchange Act"). The Company as a foreign private issuer filed a registration statement on Form SB-2 to register, for purposes of re-sale from time to time, certain common shares held by its security holders, and has elected to continue, as if it were a domestic issuer, to file the current and periodic reports which are required to be filed by a such an issuer under the Exchange Act.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BEARTOOTH PLATINUM CORPORATION
                                                                (Registrant)


                                            By:    /s/ John Andrews
                                            ------------------------------------
                                               John Andrews, President and Chief
                                               Executive Officer
Date:  September 24, 2002